Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
---------------------

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

December 15, 1999

Management Review and Outlook

Dear Shareholders,
The Trust's stock market price, which stood at $9.94 on November 30, 1998, decreased to $8.06 on November 30, 1999, while its net asset value (NAV) price decreased from $10.39 to $9.71, representing a total return of -11.88% based on market price and 1.40% based on NAV. This compares to a -3.44% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, a -1.38% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations, and a 1.36% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt.

Significant holdings in emerging market debt and heavier-than-usual weightings in high-yield corporate bonds helped the Trust's performance this year. In addition, good management helped to limit the negative impact of this year's volatile currency markets. The Trust also benefited from lighter weightings in both U.S. government bonds and international high-grade bonds, two of the worst-performing markets this year.

The Trust's 5% to 9% position in emerging markets performed extremely well, particularly from spring to November. We feel the strong recovery in these markets was due largely to a resumption of world economic growth, stabilization in Asia, and more demand for emerging market country exports, which buoyed local economies. Another factor that contributed to the strength of the emerging markets was an amazing rise in oil prices, which helped the Trust's holdings in oil exporting countries like Mexico, Argentina, and Indonesia.

Our allocation in high-yield corporate bonds turned out to be positive for the Trust, as our investments benefited from the surprising strength of the U.S. economy. Low inflation and the fact that there was a lower supply of these bonds drove prices up and helped this market outperform the others. In particular, our investments in telecommunications, entertainment, and media did well because these industries have been bolstered by the strength of the economy and discretionary spending. Among our strongest performers were investments in telecommunications bonds. We feel this was a result of consolidation in the industry, which often drives prices up on acquired companies taken over by stronger companies, and general improvement stories like Nextel, Colt Telecom, and Level 3 Communications. We also did very well with Qwest Communications, an information technology company, when talk of its takeover helped raise its bond price.

In the U.S. government portion of the Trust, our weightings in mortgages outperformed U.S. Treasuries, whose yields came down. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In fact, we believe that putting even more of the Trust's U.S. government portfolio in mortgages would have further improved performance. On the downside, there were periods during the past 12 months when we had a longer duration (an indicator of interest-rate sensitivity) in our U.S. government portfolio than the market. That hurt us when the Federal Reserve Board raised interest rates.

Our international focus was on the non-European monetary union (EMU) countries that we believe will eventually join EMU. These countries are attractive because historically, as they get closer to joining, they have dropped their bond yields to match those of the other EMU countries and, as a result, their prices go up. Non-EMU countries we invested in were the United Kingdom, Sweden, and Denmark. We also had a particularly strong position in Greece. Greece outperformed the other major European markets because as it got closer to joining EMU, the country had to control inflation and bring its interest rates in line with other EMU countries. What hurt the Trust in terms of international investments was exposure to European bonds or to the euro. Finally, the Trust was significantly underweighted in Japan because of the country's continued economic difficulties. We had a small exposure to the yen but almost no exposure to Japanese bonds.

Looking ahead, we believe over the long run interest rates will decline; however, we think that in the next six months we'll get temporarily bad inflation numbers that will hurt the bond markets. As a result, we won't position the Trust's portfolio for longer-term rates for at least another quarter. And, we'll likely rearrange the Trust's U.S. government portfolio, structuring it for a flattening trend and a short-term rise in interest rates. We will also continue to have a positive outlook on mortgages. We're still very optimistic on the high-yield corporate bond sector and continue to favor telecommunications, media, and grocery store chains. Finally, in Europe, we plan to stay with non-EMU countries, given their recent favorable performance.

Respectfully,

/s/ James T. Swanson
--------------------

James T. Swanson
Portfolio Manager

The opinions in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.
--------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------
 Performance Summary
 (For the year ended November 30, 1999)

  Net Asset Value Per Share
  November 30, 1998                $10.39
  November 30, 1999                $ 9.71

  New York Stock Exchange Price
  November 30, 1998                $ 9.9375
  February 9, 1999 (high)*         $10.0625
  November 30, 1999 (low)*         $ 8.0625
  November 30, 1999                $ 8.0625

  *For the period December 1, 1998, through November 30, 1999.
---------------------------------------------------------------

Past performance is no guarantee of future results.


Federal Tax Information
(For the year ended November 30, 1999)

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

For the year ended November 30, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.32%.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of November 30, 1999, our records indicate that there are 7,091 registered shareholders and approximately 43,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MCR.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 21, 1999, the following actions were taken:

Item 1. The election of Richard B. Bailey, Marshall
        N. Cohan, and J. Dale Sherratt as Trustees of the Trust.

                        Number of Shares
                        ----------------
Election of Directors   For                    Against
---------------------   ---                    -------
Richard B. Bailey       60,955,192.9510        1,526,984.7840
Marshall N. Cohan       60,979,488.3780        1,502,689.3570
J. Dale Sherratt        61,077,907.6420        1,404,270.0930

Trustees continuing in office who were not subject to re-election at this meeting are Lawrence H. Cohn, Sir J. David Gibbons, Abby M. O'Neill, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, and Ward Smith.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent accountants to be employed by the Trust for the fiscal year ending November 30, 1999.

                                                         Number of Shares
                                                         ----------------
For                                                      61,456,253.0280
Against                                                     317,265.1230
Abstain                                                     708,659.5840

Investment Objective and Policies
The Trust's investment objective is to maximize current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase, as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.




--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments -- November 30, 1999
Bonds - 95.2%

                                     Principal Amount
Issuer                                (000 Omitted)              Value
U.S. Bonds -- 60.9%
Advertising -- 0.3%
World Color Press, Inc., 7.75s,
  2009 ..............................   $2,000                $ 1,910,000
                                                              -----------
Aerospace -- 0.9%
Argo Tech Corp., 8.625s,
  2007 ..............................   $  400                $   340,000
BE Aerospace, Inc., 9.875s,
  2006 ..............................    2,000                  1,852,500
BE Aerospace, Inc., 8s, 2008.........    1,165                    961,125
K & F Industries, Inc., 9.25s,
  2007 ..............................    1,200                  1,146,000
United Defense Industries,
  Inc., 8.75s, 2007 .................    1,350                  1,292,625
                                                              -----------
                                                              $ 5,592,250
                                                              -----------
Airlines
Airplane Pass-Through Trust,
  10.875s, 2019+ ....................   $  225                $   198,756
                                                              -----------
Automotive -- 0.7%
Hayes Wheels International,
  Inc., 9.125s, 2007 ................   $2,340                $ 2,263,950
Lear Corp., 9.5s, 2006 ..............    2,000                  2,000,000
                                                              -----------
                                                              $ 4,263,950
                                                              -----------
Banks and Credit
  Companies -- 0.2%
Midland Funding Corp. II, "A",
  11.75s, 2005 ......................   $1,000                $ 1,093,090
                                                              -----------
Building Materials -- 1.1%
AAF-McQuay, Inc., 8.875s,
  2003 ..............................   $1,550                $ 1,224,500
American Standard, Inc.,
  7.375s, 2008 ......................    1,050                    966,000
Building Materials Corp., 8s,
  2007 ..............................    1,000                    912,500
Nortek, Inc., 9.875s, 2004 ..........    3,075                  3,005,812
UDC Homes, Inc., 14.5s,
  2000 ..............................       13                      7,368
Williams Scotsman, Inc.,
  9.875s, 2007 ......................    1,000                    955,000
                                                              -----------
                                                              $ 7,071,180
                                                              -----------
Business Services -- 1.0%
Iron Mountain, Inc., 10.125s,
  2006 ..............................   $  375                $   387,187
Iron Mountain, Inc., 8.75s,
  2009 ..............................    1,800                  1,701,000
Pierce Leahy Corp., 9.125s,
  2007 ..............................    1,100                  1,089,000

                                     Principal Amount
Issuer                                (000 Omitted)             Value
U.S. Bonds -- continued
Business Services -- continued
Unisystem Corp., 7.875s,
  2008 ..............................   $3,300                $ 3,201,000
                                                              -----------
                                                              $ 6,378,187
                                                              -----------
Chemicals -- 0.5%
Huntsman ICI Chemicals, Inc.,
  10.125s, 2009## ...................   $1,250                $ 1,293,750
NL Industries, Inc., 11.75s,
  2003 ..............................    1,185                  1,220,550
Sterling Chemicals, Inc.,
  12.375s, 2006## ...................      250                    253,750
Sterling Chemicals, Inc.,
  11.25s, 2007 ......................      125                     83,750
                                                              -----------
                                                              $ 2,851,800
                                                              -----------
Computer Software --
   Systems -- 0.4%
Anacomp, Inc., 10.875s,
  2004 ..............................   $2,225                $ 2,211,438
                                                              -----------
Conglomerates -- 0.5%
News America Holdings, Inc.,
  10.125s, 2012 .....................   $3,000                $ 3,267,720
                                                              -----------
Consumer Goods and
  Services -- 1.5%
Kindercare Learning Centers,
  Inc., 9.5s, 2009 ..................   $  855                $   820,800
Polymer Group, Inc., 9s, 2007........    1,525                  1,471,625
Revlon Consumer Products
  Corp., 8.125s, 2006 ...............    3,150                  2,464,875
Samsonite Corp. New, 10.75s,
  2008 ..............................    1,750                  1,487,500
Synthetic Industries, Inc.,
  9.25s, 2007 .......................    3,250                  3,542,500
                                                              -----------
                                                              $ 9,787,300
                                                              -----------
Container, Forest and
  Paper Products -- 2.2%
Ball Corp., 8.25s, 2008 .............   $2,975                $ 2,893,187
Buckeye Cellulose Corp., 8.5s,
  2005 ..............................    1,010                    982,225
Gaylord Container Corp.,
  9.75s, 2007 .......................    1,870                  1,781,175
Gaylord Container Corp.,
  9.875s, 2008 ......................    1,045                    909,150
Riverwood International Corp.,
  10.25s, 2006 ......................    3,090                  3,151,800
Silgan Holdings, Inc., 9s, 2009 .....    2,575                  2,446,250
U.S. Timberlands, 9.625s,
  2007 ..............................    2,020                  1,873,550
                                                              -----------
                                                              $14,037,337
                                                              -----------

                                         Principal Amount
Issuer                                    (000 Omitted)            Value
U.S. Bonds -- continued
Energy -- 0.7%
AmeriGas Partners LP,
  10.125s, 2007 .....................  $  600                $   615,000
Clark USA, Inc., 10.875s,
  2005 ..............................   1,035                    817,650
Continental Resources, Inc.,
  10.25s, 2008 ......................   1,000                    835,000
P&L Coal Holdings Corp.,
  9.625s, 2008 ......................   2,500                  2,462,500
                                                             -----------
                                                             $ 4,730,150
                                                             -----------
Entertainment -- 0.1%
AMC Entertainment, Inc., 9.5s,
  2009 ..............................  $  500                $   463,750
American Skiing Co., 12s,
  2006 ..............................     500                    455,000
                                                             -----------
                                                             $   918,750
                                                             -----------
Federal National Mortgage
  Association -- 1.6%
FNMA, 6.625s, 2009 ..................  $2,100                $ 2,074,737
FNMA, 7.415s, 2020 ..................      11                     10,361
FNMA, 5s, 2023 ......................   3,875                  3,080,625
FNMA TBA, 7s, 2029 ..................   4,795                  4,685,336
                                                             -----------
                                                             $ 9,851,059
                                                             -----------
Financial Institutions -- 0.3%
Americo Life, Inc., 9.25s,
  2005 ..............................  $  300                $   297,000
Merrill Lynch Mortgage
  Investors, Inc., 8.427s,
  2022+ .............................   1,500                  1,395,234
                                                             -----------
                                                             $ 1,692,234
                                                             -----------
Gaming and Hotels -- 0.4%
Prime Hospitality Corp., 9.75s,
  2007 ..............................  $1,000                $   960,000
Red Roof Inns, Inc., 9.625s,
  2003 ..............................   1,450                  1,493,500
                                                             -----------
                                                             $ 2,453,500
                                                             -----------
Government National Mortgage
  Association -- 8.3%
GNMA, 7s, 2022 - 2023 ...............  $  391                $   384,006
GNMA, 7.5s, 2022 - 2024 .............   6,709                  6,718,742
GNMA TBA, 6.5s,
  2028 - 2029 .......................  20,805                 19,790,730
GNMA TBA, 7s, 2012 - 2029............   7,475                  7,345,319
GNMA TBA, 7.5s,
  2025 - 2027 .......................  $9,407                $ 9,385,924

                                    Principal Amount
Issuer                               (000 Omitted)              Value
U.S. Bonds -- continued
Government National Mortgage
  Association -- continued
GNMA TBA, 8s, 2024 - 2029............  $8,450                $ 8,587,702
                                                             -----------
                                                             $52,212,423
                                                             -----------
Information, Paging and
  Technology -- 0.5%
Qwest Communications
  International, Inc., 10.875s,
  2007 ..............................  $  487                $   541,934
Qwest Communications
  International, Inc., 0s to
  2003, 8.29s to 2008 ...............   3,500                  2,633,505
                                                             -----------
                                                             $ 3,175,439
                                                             -----------
Machinery -- 0.3%
Grove Worldwide LLC/Capital,
  Inc., 9.25s, 2008 .................  $1,250                $   487,500
Numatics, Inc., 9.625s, 2008 ........   1,500                  1,196,250
                                                             -----------
                                                             $ 1,683,750
                                                             -----------
Media -- 2.2%
Allbritton Communications
  Co., 9.75s, 2007 ..................  $1,500                $ 1,500,000
American Radio Systems
  Corp., 9s, 2006 ...................     835                    876,750
Chancellor Media Corp.,
  8.75s, 2007 .......................   1,220                  1,220,000
Comcast Corp., 9.375s, 2005..........   3,125                  3,287,187
Jones Intercable, Inc., 8.875s,
  2007 ..............................   3,150                  3,225,883
Lenfest Communications, Inc.,
  10.5s, 2006 .......................   1,900                  2,147,000
Outdoor Systems, Inc.,
  8.875s, 2007 ......................   1,525                  1,551,688
                                                             -----------
                                                             $13,808,508
                                                             -----------
Medical and Health Technology
  and Services -- 0.3%
Quorum Health Group, Inc.,
  8.75s, 2005 .......................  $1,900                $ 1,809,750
                                                             -----------
Metals and Minerals -- 1.0%
Haynes International, Inc.,
  11.625s, 2004 .....................  $2,650                $ 2,298,875
Metal Management, Inc., 10s,
  2008 ..............................   3,000                  2,190,000
Wheeling Pittsburgh Corp.,
  9.25s, 2007 .......................   1,700                  1,564,000
                                                             -----------
                                                             $ 6,052,875
                                                             -----------
Oil Services -- 0.1%
Cheasapeake Energy Corp.,
  9.625s, 2005 ......................  $  375                $   360,000
                                                             -----------

                                       Principal Amount
Issuer                                  (000 Omitted)              Value
U.S. Bonds -- continued
Oils -- 0.2%
Ocean Energy, Inc., 8.875s,
  2007 ................................   $1,000                $ 1,010,000
                                                                -----------
Pollution Control -- 0.2%
Allied Waste North America,
  Inc., 10s, 2009## ...................   $1,500                $ 1,370,625
                                                                -----------
Printing and Publishing -- 0.1%
Day International Group, Inc.,
  11.125s, 2005 .......................   $  600                $   610,500
Golden Books Publishing, Inc.,
  7.65s, 2002** .......................      130                     55,900
Hollinger International
  Publishing, Inc., 9.25s,
  2007 ................................      250                    243,750
                                                                -----------
                                                                $   910,150
                                                                -----------
Retail -- 0.5%
Affinity Group Holding, Inc.,
  11s, 2007 ...........................   $  500                $   497,500
Cole National Group, Inc.,
  9.875s, 2006 ........................      304                    231,040
Cole National Group, Inc.,
  8.625s, 2007 ........................    1,100                    792,000
J. Crew Operating Corp.,
  10.375s, 2007 .......................    1,000                    895,000
Musicland Group, Inc., 9.875s,
  2008 ................................    1,150                  1,017,750
                                                                -----------
                                                                $ 3,433,290
                                                                -----------
Special Products and
  Services -- 0.6%
IMO Industries, Inc., 11.75s,
  2006 ................................   $2,000                $ 2,167,500
International Knife & Saw, Inc.,
  11.375s, 2006 .......................      450                    344,813
Thermadyne Manufacturing
  LLC / Capital Corp., 9.875s,
  2008 ................................    1,500                  1,286,250
                                                                -----------
                                                                $ 3,798,563
                                                                -----------
Steel -- 1.6%
Alaska Steel Holdings Corp.,
  9.125s, 2006 ........................   $1,575                $ 1,606,500
Commonwealth Aluminum
  Corp., 10.75s, 2006 .................      750                    750,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 .................    1,925                  1,896,125
Kaiser Aluminum & Chemical
  Corp., 10.875s, 2006 ................      625                    628,125
UCAR Global Enterprises, Inc.,
  12s, 2005 ...........................    1,400                  1,456,000

                                       Principal Amount
Issuer                                  (000 Omitted)              Value
U.S. Bonds -- continued
Steel -- continued
WCI Steel, Inc., 10s, 2004 ............   $3,650                $ 3,713,875
                                                                -----------
                                                                $10,050,625
                                                                -----------
Supermarkets -- 0.1%
Jitney-Jungle Stores of
  America, Inc., 12s, 2006** ..........   $  260                $    72,800
Pathmark Stores, Inc., 9.625s,
  2003 ................................      455                    441,350
                                                                -----------
                                                                $   514,150
                                                                -----------
Telecommunications -- 8.9%
Adelphia Communications
  Corp., 9.875s, 2007 .................   $2,400                $ 2,448,000
Allegiance Telecommunications,
  Inc., 12.875s, 2008## ...............    2,200                  2,442,000
American Celluar Corp., 10.5s,
  2008 ................................    1,400                  1,554,000
Chancellor Media Corp., 8s,
  2008 ................................    2,000                  2,000,000
CSC Holdings, Inc., 9.25s,
  2005 ................................      750                    768,750
Espirit Telecom Group PLC,
  10.875s, 2008 .......................      700                    703,500
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007 ..................    1,700                  1,734,000
FrontierVision Holdings LP 0s
  to 2001, 11.875s to 2007 ............      200                    174,500
FrontierVision Operating
  Partnership LP, 11s, 2006 ...........    1,200                  1,269,000
Global Crossings Holdings
  Ltd., 9.625s, 2008 ..................    2,375                  2,375,000
Granite Broadcasting Corp.,
  10.375s, 2005 .......................    2,800                  2,842,000
Granite Broadcasting Corp.,
  8.875s, 2008 ........................      675                    648,000
ICG Holdings, Inc., 0s to
  2001, 12.5s to 2006 .................    4,500                  3,442,500
Intermedia Communications,
  Inc., 8.875s, 2007 ..................    1,000                    925,000
Intermedia Communications,
  Inc., 0s to 2002, 11.25s to
  2007 ................................    1,575                  1,149,750
ITC Deltacom, Inc., 11s, 2007 .........    1,435                  1,492,400
ITC Deltacom, Inc., 9.75s,
  2008 ................................      750                    755,625
Level 3 Communications, Inc.,
  9.125s, 2008 ........................    2,300                  2,173,500

                                    Principal Amount
Issuer                               (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- continued
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 ................................  $   955               $  1,081,538
Nextel Communications, Inc.,
  9.75s, 2004 .........................    2,270                  2,349,450
Nextel Communications, Inc.,
  0s to 2002, 9.75s to 2007 ...........      350                    251,125
Nextel Communications, Inc.,
  0s to 2003, 9.95s to 2008 ...........    1,450                  1,022,250
Nextel International, Inc., 0s to
  2003, 12.125s to 2008 ...............    2,750                  1,512,500
Nextlink Communications, Inc.,
  10.75s, 2009 ........................    3,000                  3,075,000
NTL Communications Corp.
  0s to 2003, 12.375s to
  2006 ................................    5,275                  3,666,125
Spectrasite Holdings, Inc. 0s
  to 2003, 12s to 2008 ................    2,550                  1,479,000
Sprint Spectrum LP, 11s,
  2006 ................................    2,125                  2,370,607
Sprint Spectrum LP, 0s to
  2001, 12.5s to 2006 .................    1,600                  1,440,000
Time Warner
  Telecommunications LLC,
  9.75s, 2008 .........................      500                    515,000
Triton PCS, Inc., 0s to 2003,
  11s to 2008 .........................    2,850                  2,009,250
United International Holdings,
  Inc., 0s to 2003, 10.75s to
  2008 ................................    7,650                  4,819,500
WorldCom, Inc., 8.875s, 2006               1,881                  1,977,401
                                                               ------------
                                                               $ 56,466,271
                                                               ------------
Telecom -- Wire Less -- 0.9%
Crown Castle International
  Corp., 9s, 2011## ...................  $   500               $    488,750
Pagemart Wireless, Inc., 0s to
  2003, 11.25s to 2008 ................      950                    304,000
Voicestream Wire, 10.375s,
  2009## ..............................    3,000                  3,127,500
Western Wireless Corp.,
  10.5s, 2007 .........................    1,925                  2,064,563
                                                               ------------
                                                               $  5,984,813
                                                               ------------
Telecom -- Wire Line -- 0.4%
Charter Communication
  Holdings LLC, 8.25s, 2007 ...........  $ 3,000               $  2,835,000
                                                               ------------
Transportation
Eastern Airlines, Inc., 11.75s,
  1993** ..............................  $ 5,000               $          0

                                    Principal Amount
Issuer                               (000 Omitted)              Value
U.S. Bonds -- continued
Transportation -- continued
Eastern Airlines, Inc., 12.75s,
  1996** ..............................  $ 3,000               $     30,000
                                                               ------------
                                                               $     30,000
                                                               ------------
U.S. Federal Agencies -- 5.1%
Federal Home Loan Banks,
  5.7s, 2009 ..........................  $ 2,400               $  2,215,128
Financing Corp., 0s, 2014 .............   13,519                  4,913,751
Financing Corp., 10.35s,
  2018 ................................   15,100                 20,165,597
Israel Aid, 5.89s, 2005 ...............    5,000                  4,781,600
                                                               ------------
                                                               $ 32,076,076
                                                               ------------
U.S. Treasury
  Obligations -- 16.4%
U.S. Treasury Bonds, 13.375s,
  2001 ................................  $20,000               $ 22,337,400
U.S. Treasury Bonds, 10.75s,
  2005 ................................    8,000                  9,664,960
U.S. Treasury Bonds, 9.875s,
  2015 ................................    5,025                  6,607,071
U.S. Treasury Bonds, 3.625s,
  2028 ................................    6,210                  5,684,262
U.S. Treasury Bonds, 3.875s,
  2029 ................................    5,082                  4,867,878
U.S. Treasury Bonds, 5.25s,
  2029 ................................    5,600                  4,753,896
U.S. Treasury Notes, 8.5s,
  2000 ................................    8,950                  9,003,163
U.S. Treasury Notes, 5.875s,
  2004 ................................   41,400                 40,998,834
                                                               ------------
                                                               $103,917,464
                                                               ------------
Utilities -- Electric -- 0.6%
El Paso Electric Co., 8.9s,
  2006 ................................  $   400               $    419,880
Midland Cogeneration Venture
  Corp., 10.33s, 2002 .................    3,406                  3,518,841
                                                               ------------
                                                               $  3,938,721
                                                               ------------
Utilities -- Telephone -- 0.2%
Flag Ltd., 8.25s, 2008 ................  $ 1,400               $  1,260,000
                                                               ------------
  Total U.S. Bonds ....................................        $385,007,194
                                                               ------------
Foreign Bonds -- 34.3%
Algeria -- 0.2%
Algeria Chase Manhattan, 6s,
  2006 ................................  $ 1,300               $    981,500
Algeria Reprofiling Loans,
  6.75s, 2000 .........................  $   350               $    343,000
                                                               ------------
                                                               $  1,324,500
                                                               ------------

                                    Principal Amount
Issuer                               (000 Omitted)               Value
Foreign Bonds -- continued
Argentina -- 0.7%
Autopistas Del Sol S.A.,
  10.25s, 2009 (Industrial)## .....   $  2,500             $ 1,900,000
Republic of Argentina, 2.868s,
  2001 ............................ ARS  2,500               1,071,421
Republic of Argentina,
  0s, 2004 ........................   $  1,000                 591,250
Republic of Argentina,
  11.375s, 2017 ...................      1,230               1,151,649
                                                           -----------
                                                           $ 4,714,320
                                                           -----------
Australia -- 5.4%
Commonwealth of Australia,
  7.5s, 2005 ...................... AUD  51,512            $34,301,430
                                                           -----------
Brazil -- 0.8%
Federal Republic of Brazil,
  11.625s, 2004 ...................   $  1,010             $   966,075
Federal Republic of Brazil,
  14.5s, 2009 .....................        671                 698,712
Federal Republic of Brazil,
  5s, 2014 ........................      4,131               2,819,394
Federal Republic of Brazil,
  6.938s, 2024 ....................        750                 525,000
                                                           -----------
                                                           $ 5,009,181
                                                           -----------
Bulgaria -- 0.2%
National Republic of Bulgaria,
  6.5s, 2024 ......................   $  1,800             $ 1,404,000
                                                           -----------
Canada -- 4.0%
Government of Canada,
  5s, 2004 ........................ CAD  28,780            $18,680,004
Gulf Canada Resources Ltd.,
  9.25s, 2004(Oils) ...............   $   1,590              1,583,243
Metronet Communications
  Corp., 0s to 2003, 9.95s to
  2008 (Telecommunications)........       4,025              3,166,145
PCI Chemicals Canada, Inc.,
  9.25s, 2007(Chemicals) ..........       1,200            $   936,000
Rogers Cantel, Inc., 9.375s,
  2008(Telecommunications) ........       1,000              1,052,500
                                                           -----------
                                                           $25,417,892
                                                           -----------
Denmark -- 1.1%
Kingdom of Denmark,
  7s, 2007 ........................ DKK  46,531            $ 6,934,242
                                                           -----------
France -- 1.7%
Republic of France,
  3.5s, 2004 ...................... EUR   3,282            $ 3,150,892
Republic of France, 4s, 2009 ......       8,079              7,373,742
                                                           -----------
                                                           $10,524,634
                                                           -----------

                                    Principal Amount
Issuer                               (000 Omitted)             Value
Foreign Bonds -- continued
Germany -- 1.5%
Allgemeine Hypothekenbank
  AG, 5s, 2009 (Banks &
  Credit Cos.) .................... EUR   3,300            $ 3,203,080
Federal Republic of Germany,
  4.5s, 2009 ......................       6,729              6,456,804
                                                           -----------
                                                           $ 9,659,884
                                                           -----------
Greece -- 6.5%
Hellenic Republic, 6s, 2006 ......GR  3,020,000            $ 8,955,114
Hellenic Republic, 5.75s,
  2008 .......................... EUR     5,278              5,335,669
Republic of Greece, 8.01s,
  2003 .......................... GRD 3,241,000             10,526,240
Republic of Greece, 8.7s,
  2005 ............................   4,976,000             16,594,809
                                                           -----------
                                                           $41,411,832
                                                           -----------
Hong Kong -- 0.1%
Bangkok Bank Public Limited,
  9.025s, 2029 (Banks and
  Credit Cos.)## ..................   $   1,000            $   747,600
                                                           -----------
Indonesia -- 0.3%
Indah Kiat Finance Mauritius
  Ltd., 10s, 2007 (Paper &
  Forest Products) ................   $   2,275            $ 1,618,094
                                                           -----------
Luxembourg -- 0.6%
Millicom International Cellular
  Communications Corp. 0s
  to 2001, 13.5s to 2006
  (Cellular Telephones) ...........   $   3,575            $ 2,752,750
PTC International Finance II
  SA, 11.25s, 2009 (Financial
  Institutions)## .................       1,196              1,188,525
                                                           -----------
                                                           $ 3,941,275
                                                           -----------
Malaysia -- 0.3%
Tenaga Nasional Berhad, 7.5s,
  2096 (Utilities)+ ...............   $   2,150            $ 1,650,404
                                                           -----------
Mexico -- 1.1%
Banco Nacional de
  Commerce, 7.25s, 2004
  (Banks and Credit Cos.) .........   $   1,265            $ 1,163,800
Empresas ICA Sociedad S.A.,
  11.875s, 2001
  (Construction) ..................         720                680,400
Empresas ICA Sociedad S.A.,
  5s, 2004 (Construction) .........         500                300,000
Sanluis Corp., 8.875s, 2008
  (Mining) ........................         500                441,250

                                Principal Amount
Issuer                           (000 Omitted)               Value
Foreign Bonds -- continued
Mexico -- continued
Satelites Mexicanos S.A. De
  CV, 10.125s, 2004
  (Telecommunications) ............   $     900            $   657,000
United Mexican States,
  6.068s, 2019 ....................       1,000                906,300
United Mexican States,
  6.943s, 2019 ....................       1,600              1,450,080
United Mexican States, 11.5s,
  2026 ............................       1,000              1,160,000
                                                           -----------
                                                           $ 6,758,830
                                                           -----------
Morocco -- 0.2%
Kingdom of Morocco, 5.906s,
  2009+ ...........................   $   1,357            $ 1,200,945
                                                           -----------
Netherlands -- 0.4%
Netia Holdings B V, 10.25s,
  2007 (Telecommunications)........   $   2,220            $ 1,887,000
Tjiwi Kimia Intl Finance,
  13.25s, 2001 (Paper
  products) .......................         415                369,350
                                                           -----------
                                                           $ 2,256,350
                                                           -----------
New Zealand -- 1.4%
Government of New Zealand,
  7s, 2009 ........................NZD    1,400            $   708,724
Government of New Zealand,
  8s, 2004 - 2006 ................       14,820              7,955,661
                                                           -----------
                                                           $ 8,664,385
                                                           -----------
Peru -- 0.2%
Republic of Peru, 4.5s, 2017 ......   $   2,235            $ 1,466,831
                                                           -----------
Philippines -- 0.2%
National Power Corp., 9.625s,
  2028 (Utilities-Electric) .......   $   1,150            $ 1,006,250
Phillippines Republic, 9.5s,
  2024 ............................         440                448,800
                                                           -----------
                                                           $ 1,455,050
                                                           -----------
Russia -- 0.5%
Ministry of Finance, 12.75s,
  2028+ ...........................   $   1,825            $ 1,113,250
Russia Principal Loans,
  6.906s, 2020+** ................       16,000              2,120,000
                                                           -----------
                                                           $ 3,233,250
                                                           -----------
Sweden -- 1.3%
Kingdom of Sweden, 5s,
  2004 ............................SEK   53,200            $ 6,195,926
Kingdom of Sweden, 9s,
  2009 ............................      14,000              2,038,669
                                                           -----------
                                                           $ 8,234,595
                                                           -----------

                                Principal Amount
Issuer                           (000 Omitted)               Value
Foreign Bonds -- continued
United Kingdom -- 5.4%
Bank of Ayudhya Public Co.
  Ltd., 7.06s, 2006 (Banks
  and Credit Cos.) ................$        500           $    390,000
Colt Telecommunications
  Group PLC, 8.875s, 2007
  (Telecommunications) ........... DEM    1,000                544,177
Colt Telecommunications
  Group PLC, 0s to 2001,
  12s to 2006
  (Telecommunications) ............$      2,000              1,720,000
Daiwa PB Ltd., 6.563s, 2049
  (Banks and Credit Cos.) .........         500                415,000
Diamond Cable Communications
  Corp. PLC 0s to 2000,
  11.75s to 2005
  (Telecommunications) ............       2,090              1,943,700
Dolphin Telecom PLC, 0s to
  2003, 11.5s to 2008
  (Telecommunications) ............       1,600                770,000
Dolphin Telecom PLC 0s to
  2004, 14s to 2009
  (Telecommunications)## ..........         750                345,000
Energis PLC, 9.75s, 2009
  (Telecommunications)## ..........       1,000              1,035,000
Telewest PLC, 9.625s, 2006
  (Telecommunications) ............       1,000              1,020,000
U.K. Treasury, 6.5s, 2003 .........GBP    2,095              3,375,342
U.K. Treasury, 6.75s, 2004 ........      13,546             22,267,279
                                                          ------------
                                                          $ 33,825,498
                                                          ------------
Venezuela -- 0.2%
Republic of Venezuela, 6.313s,
  2007 ............................$        810           $    631,426
Republic of Venezuela, 9.25s,
  2027 ............................         970                618,375
                                                          ------------
                                                          $  1,249,801
                                                          ------------
  Total Foreign Bonds ..............................      $217,004,823
                                                          ------------
  Total Bonds (Identified Cost, $63537,357)
                                                          $602,012,017
                                                          ------------
                                        Shares
Stocks
U.S. Stocks
Real Estate
Atlantic Gulf Communities Corp.##*
  (Identified Cost $0) ............         244           $         25
                                                          ------------

Issuer                                  Shares               Value
Preferred Stock -- 1.7%
CSC Holdings, Inc., 11.125%
  (Media) .........................      86,659           $  9,445,831
Primedia, Inc., 8.625%
  (Printing & Publishing) .........      15,000              1,380,000
                                                          ------------
  Total Preferred Stock
    (Identified Cost, $7,559,500) ...................     $ 10,825,831
                                                          ------------
Rights
United Mexican States*
  (Identified Cost, $0) ...........   3,999,000           $          0
                                                          ------------
Warrants -- 0.1%
Colt Telecommunications
  Group PLC, Expire 12/31/06
  (Telecommunications)##* .........         252           $    283,931
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications)* ...........       1,625                 13,000
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications)* ...........         750                 13,500
Republic of Argentina, Expire
  12/03/99* .......................       1,800                      0
                                                          ------------
  Total Warrants (Identified Cost, $121,702) ........     $    310,431
                                                          ------------
                                      Principal Amount
                                      (000 Omitted)
Repurchase Agreement -- 4.3%
Goldman Sachs, dated
  11/30/99, due 12/01/99,
  total to be received
  $27,435,267 (secured by
  various U.S. Treasury and
  Federal Agency obligations
  in a jointly traded account)
  at cost .........................  $   27,431           $ 27,431,000
                                                          ------------
  Total Investments
    (Identified Cost, $672,649,559) .................     $640,579,304
                                                          ------------

Other Assets,
  Less Liabilities -- (1.3%) ........................     $ (7,985,124)
                                                          ------------
Net Assets -- 100.0% ................................     $632,594,180
                                                          ------------


 * Non-income producing security.
** Non-income producing security -- in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

ARS     =     Argentinian Peso
AUD     =     Australian Dollars
CAD     =     Canadian Dollars
DEM     =     Deutsche Marks
DKK     =     Danish Kroner
EUR     =     Euro
GBP     =     British Pounds
GRD     =     Greek Drachmas
JPY     =     Japanese Yen
NZD     =     New Zealand Dollars
SEK     =     Swedish Krona


                       See notes to financial statements.

Statement of Assets and Liabilities -- November 30, 1999

Assets:
 Investments, at value (identified cost, $672,649,559) ...................................    $ 640,579,304
 Cash ....................................................................................           10,536
 Foreign currency, at value (identified cost, $1,191,158) ................................        1,174,177
 Net receivable for forward foreign currency exchange contracts to sell ..................        1,143,648
 Net receivable for forward foreign currency exchange contracts to purchase ..............        1,266,622
 Receivable for investments sold .........................................................          115,180
 Interest receivable .....................................................................       11,639,750
 Other assets ............................................................................            9,172
                                                                                              -------------
   Total assets ..........................................................................    $ 655,938,389
                                                                                              -------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $     309,453
 Payable for Fund shares reacquired ......................................................        1,796,600
 Payable for investments purchased .......................................................       19,852,331
 Payable for swap agreements .............................................................          125,027
 Net payable for forward foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................          944,287
 Payable to affiliates -
  Management fee .........................................................................           35,838
  Transfer and dividend disbursing agent fee .............................................           11,119
 Accrued expenses and other liabilities ..................................................          269,554
                                                                                              -------------
   Total liabilities .....................................................................    $  23,344,209
                                                                                              -------------
Net assets ...............................................................................    $ 632,594,180
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $ 688,979,566
 Unrealized depreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (30,863,843)
 Accumulated net realized loss on investments and foreign currency transactions ..........      (21,886,236)
 Accumulated distributions in excess of net investment income ............................       (3,635,307)
                                                                                              -------------
   Total .................................................................................    $ 632,594,180
                                                                                              =============
Shares of beneficial interest outstanding (90,358,639 shares authorized less 25,213,400
  treasury shares) .......................................................................       65,145,239
                                                                                              =============
Net asset value per share (net assets of $632,594,180 [divided by] 65,145,239 shares of
  beneficial interest outstanding) .......................................................             9.71
                                                                                                       =====


                       See notes to financial statements.

Statement of Operations -- Year Ended November 30, 1999

Net investment income:
 Income --
 Interest ...................................................................     $  53,727,732
 Dividends ..................................................................           129,360
                                                                                  -------------
   Total investment income ..................................................     $  53,857,092
                                                                                  -------------

Expenses --
  Management fee ............................................................     $   4,606,876
  Trustees' compensation ....................................................           156,730
  Transfer and dividend disbursing agent fee ................................           133,429
  Administrative fee ........................................................            86,555
  Custodian fee .............................................................           386,278
  Investor communication cost ...............................................           309,813
  Auditing fees .............................................................            38,523
  Printing ..................................................................            35,847
  Postage ...................................................................            32,938
  Legal fees ................................................................             4,737
  Miscellaneous .............................................................           105,836
                                                                                  -------------
   Total expenses ...........................................................     $   5,897,562
  Fees paid indirectly ......................................................           (82,761)
                                                                                  -------------
   Net expenses .............................................................     $   5,814,801
                                                                                  -------------
    Net investment income ...................................................     $  48,042,291
                                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................     $ (21,438,561)
   Written option transactions ..............................................         1,288,339
   Foreign currency transactions ............................................        (3,500,084)
                                                                                  -------------
    Net realized loss on investments and foreign currency transactions ......     $ (23,650,306)
                                                                                  -------------
  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................     $ (25,932,322)
   Written options ..........................................................          (241,067)
   Swap transactions ........................................................          (125,027)
   Translation of assets and liabilities in foreign currencies ..............         3,508,963
                                                                                  -------------
    Net unrealized loss on investments and foreign currency translation .....     $ (22,789,453)
                                                                                  -------------
     Net realized and unrealized loss on investments and foreign currency ...     $ (46,439,759)
                                                                                  -------------
      Increase in net assets from operations ................................     $   1,602,532
                                                                                  =============


                       See notes to financial statements.

Statement of Changes in Net Assets

                                                                                                   Year Ended November 30,
                                                                                             -----------------------------------
                                                                                                   1999               1998
                                                                                             ----------------   ----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...................................................................    $  48,042,291      $  51,670,839
 Net realized gain (loss) on investments and foreign currency transactions ...............      (23,650,306)        13,396,315
 Net unrealized loss on investments and foreign currency translation .....................      (22,789,453)       (30,274,083)
                                                                                              -------------      -------------
  Increase in net assets from operations .................................................    $   1,602,532      $  34,793,071
                                                                                              -------------      -------------
Distributions declared to shareholders --
 From net investment income ..............................................................    $ (45,333,470)     $ (51,670,839)
 In excess of net investment income ......................................................               --         (3,307,673)
 From paid-in capital ....................................................................       (4,809,221)                --
                                                                                              -------------      -------------
   Total distributions declared to shareholders ..........................................    $ (50,142,691)     $ (54,978,512)
                                                                                              -------------      -------------
Net decrease in net assets from Trust share transactions .................................      (16,747,091)        (6,517,955)
                                                                                              -------------      -------------
   Total decrease in net assets ..........................................................    $ (65,287,250)     $ (26,703,396)
                                                                                              -------------      -------------
Net assets:
 At beginning of period ..................................................................      697,881,430        724,584,826
                                                                                              -------------      -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $3,635,307 and $1,810,338, respectively) ............................................    $ 632,594,180      $ 697,881,430
                                                                                              =============      =============


                       See notes to financial statements.

Financial Highlights


                                                                    For the Year Ended November 30,
                                                                    -------------------------------
                                                                          1999           1998
                                                                    --------------- --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................    $   10.39       $  10.69
                                                                       ---------      --------
Income from investment operations # --
 Net investment income ............................................    $    0.72      $   0.77
 Net realized and unrealized gain (loss) on investments and foreign
  currency ........................................................        (0.65)        (0.25)
                                                                       ---------      --------
  Total from investment operations ................................    $    0.07      $   0.52
                                                                       ---------      --------
Less distributions declared to shareholders --
 From net investment income .......................................    $   (0.68)     $  (0.77)
 In excess of net investment income ...............................           --         (0.05)
 From paid-in capital .............................................        (0.07)           --
                                                                       ---------      --------
  Total distributions declared to shareholders ....................    $   (0.75)     $  (0.82)
                                                                       ---------      --------
Net asset value -- end of period ..................................    $    9.71      $  10.39
                                                                       =========      ========
Per share market value -- end of period ...........................    $  8.0625      $ 9.9375
 Total return .....................................................     (11.88)%        11.30%
 Ratios (to average net assets)/Supplemental data:
  Expenses ## .....................................................        0.88%         0.87%
  Net investment income ...........................................        7.17%         7.25%
 Portfolio turnover ...............................................         121%          174%
 Net assets at end of period
  (000 Omitted) ...................................................    $ 632,594      $697,881

 #Per share data are based on average shares outstanding.
##The Fund's ratios do not reflect expense reductions from certain expense offset arrangements.


                                                                         For the Year Ended November 30,
                                                                    ------------------------------------------
                                                                         1997           1996          1995
                                                                    -------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................   $  10.57      $  10.50      $   9.60
                                                                      --------      --------      --------
Income from investment operations # --
 Net investment income ............................................   $   0.78      $   0.76      $   0.79
 Net realized and unrealized gain (loss) on investments and foreign
  currency ........................................................       0.14          0.14          0.88
                                                                      --------      --------      --------
  Total from investment operations ................................   $   0.92      $   0.90      $   1.67
                                                                      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .......................................   $  (0.78)     $  (0.83)     $  (0.77)
 In excess of net investment income ...............................      (0.02)           --            --
 From paid-in capital .............................................         --            --            --
                                                                      --------      --------      --------
  Total distributions declared to shareholders ....................   $  (0.80)     $  (0.83)     $  (0.77)
                                                                      --------      --------      --------
Net asset value -- end of period ..................................   $  10.69      $  10.57      $  10.50
                                                                      ========      ========      ========
Per share market value -- end of period ...........................   $ 9.6875      $  9.625       $9.125
 Total return .....................................................      9.25%        15.09%        13.84%
 Ratios (to average net assets)/Supplemental data:
  Expenses ## .....................................................      0.87%         0.93%         0.92%
  Net investment income ...........................................      7.41%         7.38%         7.84%
 Portfolio turnover ...............................................       180%          146%          183%
 Net assets at end of period
  (000 Omitted) ...................................................   $724,585      $735,971      $786,256

 #Per share data are based on average shares outstanding.
##The Fund's ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Deferred Trustee Compensation -- Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $4,533,790 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities, defaulted bonds, and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $4,809,221 was redesignated as a tax return of capital distribution. At November 30, 1999, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, defaulted bonds, and foreign currency transactions.

At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $19,634,345 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003, ($862,425) and November 30, 2007, ($18,771,920).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $46,069 for the year ended November 30, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
      -----------------------------------------------------------------------------------------
      U.S. government securities ............................    $315,231,377      $277,217,259
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $464,157,797      $539,123,551
                                                                 ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................     $675,337,195
                                                  ============
      Gross unrealized depreciation .........     $(43,719,138)
      Gross unrealized appreciation .........        8,961,247
                                                  ------------
       Net unrealized depreciation ..........     $(34,757,891)
                                                  ============

(5) Shares of Beneficial Interest

The Trustees have authorized 90,358,639 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                       Year Ended                           Year Ended
                                                    November 30, 1999                   November 30, 1998
                                           -----------------------------------   --------------------------------
                                                Shares             Amount            Shares           Amount
      -----------------------------------------------------------------------------------------------------------
      Treasury shares acquired .........      (1,993,400)      $(16,747,091)        (658,900)      $(6,517,955)
                                              ----------       ------------         --------       -----------
       Net decrease ....................      (1,993,400)      $(16,747,091)        (658,900)      $(6,517,955)
                                              ==========       ============         ========       ===========

In accordance with the provisions of the Trust's prospectus, 1,993,400 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1999, at an average price per share of $8.40 and a weighted average discount of 13.90% per share. The Trust repurchased 658,900 shares of beneficial interest during the year ended November 30,1998, at an average price per share of $9.89 and a weighted average discount of 7.93% per share.

(6) Line of Credit

The Trust and other affiliated Trusts participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1999, was $4,729. The Fund had no borrowings for the year.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                          Number of
                                                          Contracts   Premiums
--------------------------------------------------------------------------------
Outstanding, beginning of period                               1     $   307,693
  Options written ....................................        17       2,420,494
  Options terminated in closing transactions .........         9      (1,299,021)
  Options exercised ..................................         2        (305,951)
  Options expired ....................................         7      (1,123,215)
                                                                     -----------
Outstanding, end of period ...........................               $      --
                                                                     -----------

Forward Foreign Currency Exchange Contracts

                                                                                                         Net Unrealized
                                                Contracts to                            Contracts        Appreciation
          Settlement Date                       Deliver/Receive     In Exchange For     at Value         (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Sales     12/01/99-3/15/00 ..........   AUD          84,070,997        $ 41,167,763      $ 40,786,578      $   381,185
          12/01/99-3/15/00 ..........   CAD          13,093,142           8,854,949         8,907,517          (52,568)
          12/01/99-3/15/00 ..........   DKK         107,766,808          15,059,251        14,655,233          404,018
          12/01/99 ..................   EUR          17,728,381          18,197,371        17,859,571          337,800
          12/01/99 ..................   GRD         934,472,000           2,921,594         2,867,006           54,588
          12/01/99 ..................   JPY       3,779,934,347          36,049,841        37,149,232       (1,099,391)
          12/01/99-3/15/00 ..........   NZD          60,448,723          31,946,801        30,828,785        1,118,016
                                                                       ------------      ------------      -----------
                                                                       $154,197,570      $153,053,922      $ 1,143,648
                                                                       ============      ============      ===========

                                                                                                             Net Unrealized
                                                    Contracts to                            Contracts        Appreciation
              Settlement Date                       Deliver/Receive     In Exchange For     at Value         (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Purchases     12/01/99 ..................   AUD          28,022,427        $ 17,850,286      $ 17,822,263      $  (28,023)
              12/01/99 ..................   DKK          53,884,404           7,440,542         7,303,389        (137,153)
              12/01/99 ..................   EUR           4,823,355           5,088,543         4,859,048        (229,495)
              12/01/99-3/15/00 ..........   JPY       5,406,621,685          51,341,882        53,201,898       1,860,016
              12/01/99 ..................   NZD          46,250,067          23,777,007        23,578,284        (198,723)
                                                                           ------------      ------------      ----------
                                                                           $105,498,260      $106,764,882      $1,266,622
                                                                           ============      ============      ==========

At November 30, 1999, Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $757,293 with C.S. First Boston, $294,525 with Deutsche Bank, and a net payable of $2,232,172 with Merrill Lynch, and closed forward foreign currency exchange contracts excluded above amount to a net receivable of $236,067 with Morgan Stanley.

At November 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                                                                                     Cash Flows            Unrealized
                               Notional Principal        Cash Flows Paid          Received by the         Appreciation
 Expiration                    Amount of Contract         by the Trust                 Trust             (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
3/22/03      SEK ..........        108,800,000       Floating - 3M STIBOR       Fixed - 4.38%              $(433,396)
3/22/03      EUR ..........         11,780,000       Fixed - 3.76%              Floating - 6M EURIBOR        308,369
                                                                                                           ---------
                                                                                                           $(125,027)
                                                                                                           =========

At November 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1999, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.21% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                 Date of        Share/Par
Description                                    Acquisition       Amount          Cost           Value
---------------------------------------------------------------------------------------------------------
Airplanes Pass-Through Trust, 3/15/96 .....       3/13/96         225,000     $  225,000     $  198,756
Merrill Lynch Mortgage Investors Inc.,
 Floating Rate, 6/25/22 ...................       6/22/94       1,500,000      1,039,687      1,395,234
Kingdom of Morocco, 1/1/2009 ..............       8/24/99       1,357,000      1,102,748      1,200,945
Russia Principal Loans, Floating Rate,
 12/15/20 .................................      12/12/97      16,000,000      7,560,519      2,120,000
Ministry of Finance, 6/24/2028 ............        9/1/99       1,825,000        948,031      1,113,250
Tenaga Nasional Berhad, 1/15/2096 .........       4/14/99       2,150,000      1,676,774      1,650,404
                                                                                             ----------
                                                                                             $7,678,589
                                                                                             ==========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Boston, Massachusetts
January 6, 2000


/s/ Ernst & Young LLP

MFS' Year 2000 Readiness Disclosure

[MFS-YEAR 2000 logo]

MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS[RegTM] Charter Income Trust

Trustees
Richard B. Bailey+ (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Marshall N. Cohan+ (1)
Private Investor

Lawrence H. Cohn, M.D.+ (2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE+ (2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial Insurance
Company, Ltd.

Abby M. O'Neill+ (2)
Private Investor

Walter E. Robb, III+ (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman and Chief Executive Officer,
MFS Investment Management

J. Dale Sherratt+ (1)
President, Insight Resources, Inc.
(acquisition planning specialist)

Ward Smith+ (1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Independent Auditors
Ernst & Young LLP

Custodian
State Street Bank and
Trust Company

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


+ Independent Trustee
* MFS Investment Management
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[RECYCLE LOGO] This report is printed on recycled paper.     MCICE-2 01/00 66.5M


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MFS[RegTM] Charter
Income Trust
Annual Report o November 30, 1999